NFE and Apollo Funds Complete $2 Billion LNG Maritime Joint Venture, Establishing Energos Infrastructure August 15, 2022 Energos Infrastructure is a new LNG Maritime Platform Supporting Reliable, Cleaner and More Affordable Energy to Help Facilitate Transition NEW YORK--(BUSINESS WIRE)--Aug. 15, 2022-- New Fortress Energy Inc. (NASDAQ: NFE) (“NFE”) and Apollo (NYSE: APO) today reported they have completed the previously announced Joint Venture (the “JV” or the “Platform”), establishing a platform which now owns and operates 11 liquefied natural gas (“LNG”) infrastructure vessels consisting of Floating Storage and Regasification assets, Floating Storage vessels and LNG carriers. The Platform has been named Energos Infrastructure (“Energos”) and is owned approximately 80% by Apollo-managed funds and 20% by NFE. This press release features multimedia. View the full release here: https://www.businesswire.com/news/home/20220815005676/en/ Apollo and NFE have additionally announced the Energos executive team, led by newly-appointed Chief Executive Officer Arthur Regan. Regan is a veteran maritime industry Chief Executive and Apollo operating partner, having established and led both publicly-traded and private equity-owned maritime enterprises over the past three decades. He began his career as an officer on merchant ships, including sailing as captain. Regan will also serve as director on the Energos Board. In addition, Kevin Kilcullen has been named Chief Financial Officer of Energos. Kilcullen was previously CFO at publicly-traded Diamond S Shipping until the closing of its recent merger transaction. Energos is a global marine infrastructure platform underpinned by long-term contracts, benefitting from NFE’s LNG downstream operations and development activities, as well as Apollo’s leading investment and maritime experience. The Platform provides critical infrastructure for the delivery, storage, and regasification of LNG to power countries around the world, which can reduce their reliance on oil and coal to lower carbon emissions and enable potentially substantial cost savings. In addition to serving NFE’s projects globally, the Platform also serves a diversified customer base of utilities and energy companies worldwide under third-party charters. The 11-vessel portfolio consists of 6 Floating Storage and Regasification Units (“FSRUs”), 2 LNG Carriers (“LNGCs”), and 3 Floating Storage Units (“FSUs”). As part of the transaction, NFE has agreed to charter ten of the vessels from the Platform for a period of up to 20 years, and those charters have commenced immediately, or will commence upon expiration of the vessels’ existing third-party charter agreements. The Platform will also seek growth opportunities in support of both NFE and third parties to support the energy transition and bolster energy security globally. “Reliable energy infrastructure is essential to address the global energy crisis and reduce emissions,” said Wes Edens, Chairman and CEO of New Fortress Energy. “We are pleased to partner with Apollo to launch a premier LNG maritime infrastructure company that will enhance our efforts to bring cleaner fuel and energy security to customers around the world.” Apollo Partner Brad Fierstein said, “Energy transition and energy reliability are global priorities and core to Apollo’s sustainable investing platform. We’re very pleased to complete the JV transaction with NFE, and to have an industry veteran like Art at the helm, leading the business into its next phase.” The total implied enterprise valuation of Energos is approximately $2 billion based on the JV transaction. Apollo Capital Solutions performed debt advisory and placement services for the JV and the debt financing was led by Brookfield Infrastructure Debt and also included a syndicate of other credit funds managed by Global Infrastructure Partners, HPS Investment Partners, LLC, and Carlyle Global Credit. Investec Inc. and BMO Capital Markets Corp. led the arrangement of revolving credit facilities to support the transaction. NFE was advised by Akin, Gump in the transaction, Apollo was advised by Vinson & Elkins LLP and Paul, Weiss, Rifkind, Wharton & Garrison LLP, and the credit group was advised by Milbank LLP. Morgan Stanley and DnB Capital Markets acted as financial advisors to NFE in the transaction. Energos Infrastructure will establish its headquarters in Stamford, CT. About New Fortress Energy New Fortress Energy Inc. (NASDAQ: NFE) is a global energy infrastructure company founded to help address energy poverty and accelerate the world’s transition to reliable, affordable, and clean energy. The company owns and operates natural gas and liquefied natural gas (LNG) infrastructure, ships, and logistics assets to rapidly deliver turnkey energy solutions to global markets. Collectively, the company’s assets and operations seek to support global energy security, enable economic growth, enhance environmental stewardship, and transform local industries and communities around the world. About Apollo Apollo is a high-growth, global alternative asset manager. In our asset management business, we seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade to private equity with a focus on three investing strategies: yield, hybrid, and equity. For more than three decades, our investing expertise across our fully integrated platform has served the financial return needs of our clients and provided businesses with innovative capital solutions for growth. Through Athene, our retirement services business, we specialize in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Our patient, creative, and knowledgeable approach to investing aligns our clients, businesses we invest in, our employees, and the communities we impact, to expand opportunity and achieve positive outcomes. As of June 30, 2022, Apollo had approximately $515 billion of assets under management. To learn more, please visit www.apollo.com. Cautionary Language Regarding Forward-Looking Statements This communication contains forward-looking statements. All statements contained in this communication other than historical information are forward- looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. Forward looking statements include: the ability of the Platform to support reliable, cleaner and more affordable energy to support transition, reduce reliance by countries on oil and coal, lowering carbon emissions and enabling cost savings, and accelerating energy transition; the ability of the Platform to own and operate the vessels and to service a diversified customer base; the ability of the executive team to manage the operations of the Platform; benefits to be derived from experience from the JV partners; the chartering of certain vessels to NFE; anticipated growth strategy and ability to meet growing demand for cleaner fuel and energy security around the world; the ability of reliable energy infrastructure in addressing the ongoing global energy crisis and for a reduced-carbon future; total implied enterprise value; and the location of the Platform. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the Platform, NFE and Apollo or the stock prices of such parties. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are necessarily estimates based upon current information and are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the ability of the JV to implement its business platform, operate the vessels and to realize anticipated efficiencies and benefits; common risks related to new businesses; common risks related to joint ventures and successful integration of the businesses, including the timing and amount of commitments or obligations to fund operating and/or capital expenditures, nonperformance by joint venture, limited or no control over the management, business or operations of the joint venture, and subordination of claims of creditors in the event of a liquidation or reorganization; nonpayment or nonperformance by any of NFE’s or the JV’s customers or suppliers, including among others nonpayment or nonperformance by any of parties to the charters; the ability of the parties to implement their respective plans, forecasts and other expectations; adverse regional, national, or international economic conditions, adverse capital market conditions and adverse political developments; volatility in the price or demand of LNG products; business disruption following the transaction; and the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of NFE’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in our annual report, quarterly and other reports filed with the SEC, which could cause its actual results to differ materially from those contained in any forward-looking statement. We undertake no duty to update these forward-looking statements, even though our situation may change in the future. View source version on businesswire.com: https://www.businesswire.com/news/home/20220815005676/en/ For New Fortress Energy: Investors: Brett Magill ir@newfortressenergy.com Media: Jake Suski (516) 268-7403 press@newfortressenergy.com For Apollo: Noah Gunn Global Head of Investor Relations 212-822-0540 IR@apollo.com Joanna Rose Global Head of Corporate Communications 212-822-0491 Communications@apollo.com Source: New Fortress Energy Inc.